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                                                               EXHIBIT 10.GGGG




November 20, 1995



Steve Wolf
Chief Financial Officer
555 South Henderson Road
King of Prussia, PA 19406


Dear Steve:

In connection with Loan and Securities Agreement dated as of July 31, 1995 between RYKA and KPR Sports International, Inc., we hereby waive through January 30, 1996 the default with the regard to the minimum tangible net worth requirement.

Sincerely,


/s/ Dennis Rubisch
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    Dennis Rubisch
    CFO
    KPR Sports, International